BARINGS FUNDS TRUST

SUPPLEMENT DATED JUNE 1, 2021

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED OCTOBER 28, 2020,

AS SUPPLEMENTED AND AMENDED FROM TIME TO TIME

Barings Active Short Duration Bond Fund (“the Fund”)

300 South Tyron Street

Charlotte, NC 28202

Telephone: 1-855-439-5459

Effective June 1, 2021, the following changes will be made to the Fund:

The following replaces similar information contained in the Prospectus under the heading Barings Active Short Duration Bond Fund – Portfolio Management on page 34:

PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE WITH MANAGER
Doug Trevallion	July 8, 2015	Portfolio Manager
Stephen Ehrenberg	June 8, 2018	Portfolio Manager
Yulia Alekseeva	December 31, 2020	Portfolio Manager
Charles Sanford	December 31, 2020	Portfolio Manager
Natalia Krol	June 1, 2021	Portfolio Manager
Omotunde Lawal	June 1, 2021	Portfolio Manager

The following supplements and, to the extent inconsistent therewith, supersedes the information contained in the Prospectus under the heading Management of the Funds – Portfolio Management starting on page 85:

PORTFOLIO MANAGER, TITLE	LENGTH OF SERVICE	PAST 5 YEARS’ BUSINESS EXPERIENCE
Natalia Krol Portfolio Manager	See Description	Ms. Krol is a Managing Director and member of Barings’ Emerging Markets Corporate Debt Group. She is a Portfolio Manager for Barings’ Emerging Markets Blended Total Return strategies and a Research Analyst for the Barings’ Emerging Markets Corporate Debt Team. Ms. Krol is responsible for covering global metals & mining and energy corporates. She has worked in the industry since 2002. Prior to joining the firm in 2014, Ms. Krol was a Credit Analyst at Schroders Investment Management covering the natural resources and capital goods sectors across Emerging Markets, European High Yield and Investment Grade markets. Prior to this, she was a European High Yield Research Analyst at Barclays Capital. Ms. Krol holds an M.Sc. in Accounting and Finance from London School of Economics and a B.Ss. in International Economics from Plekhanov Russian Economic Academy. She shares principal responsibilities for the day-to-day management of the Barings Active Short Duration Bond Fund (since June 1, 2021), Barings Diversified Income Fund (f/k/a Barings Total Return Bond Fund) (since October 1, 2019) and Barings Emerging Markets Debt Blended Total Return Fund (since August 2, 2018).
Omotunde Lawal Portfolio Manager	See Description	Ms. Lawal is the Head of Emerging Markets Corporate Debt Group and the lead portfolio manager for the Emerging Markets Corporate Debt strategy. She chairs the Emerging Markets Corporate Investment Committee and is also a member of the Global High Yield Allocation Committee and Global Investment Grade Allocation Committee. Prior to her current role, she was the Head of Barings EM Corporate Credit Research, with research coverage responsibilities for various sectors such as Real Estate, LATAM Energy, and LATAM Infrastructure. She has worked in the industry since 2000. Prior to joining the firm in 2014, she was a portfolio manager at Cosford Capital Management, focusing on high yield and distressed LATAM and CEEMEA corporates. Prior to this, she was at Standard Bank, where she traded and invested in distressed and stressed emerging markets corporates in LATAM and CEEMEA for the Principal Trading Team. Earlier, she worked at Barclays Capital and Deloitte & Touche/Arthur Andersen. Ms. Lawal holds a B.Sc. in Accounting & Finance from University of Warwick, is a Fellow of the Chartered Institute of Accountants in England and Wales, and is a member of the CFA Institute. She shares principal responsibility for the day-to-day management of the Barings Active Short Duration Bond Fund (since June 1, 2021) and Barings Global Credit Income Opportunities Fund (since May 1, 2021).

The following supplements and, to the extent inconsistent therewith, supersedes the information contained in the Statement of Additional Information (“SAI”) under the heading Information Regarding Portfolio Managers – Portfolio Managers – Barings Active Short Duration Bond Fund on page 73:

PORTFOLIO TEAM	ACCOUNT CATEGORY*	NUMBER OF ACCOUNTS MANAGED*	ASSETS MANAGED (MILLIONS)*	NUMBER OF ACCOUNTS MANAGED WITH PERFORMANCE- BASED ADVISORY FEE*	ASSETS MANAGED IN ACCOUNTS WITH PERFORMANCE- BASED ADVISORY FEE (MILLIONS)*
Natalia Krol	Registered Investment Companies**	2	$160	0	N/A

	Other Pooled Investment Vehicles	0	$0	0	N/A

	Other Accounts	3	$2,083	0	N/A

Omotunde Lawal	Registered Investment Companies**	0	$0	0	N/A

	Other Pooled Investment Vehicles	2	$231	0	N/A

	Other Accounts	8	$7,435	0	N/A

* The information provided is as of March 31, 2021.

**Does not include the Active Short Duration Bond Fund.

The following supplements and, to the extent inconsistent therewith, supersedes the information contained in the SAI under the heading “Information Regarding Portfolio Managers – Portfolio Managers – Ownership of Securities” on page 76.

As of March 31, 2021, Omotunde Lawal and Natalia Krol did not own any shares of the Active Short Duration Bond Fund.